SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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MONOLITHIC POWER SYSTEMS, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MONOLITHIC POWER SYSTEMS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 2, 2005

To the Stockholders of Monolithic Power Systems, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Monolithic Power Systems, Inc. (the “Company”), a Delaware corporation, will be held on Thursday, June 2, 2005, at 10:00 a.m., local time, at 983 University Avenue, Building A, Los Gatos, California 95032, USA, for the following purposes:

1.	To elect two (2) directors to serve for three years and until their successors are duly elected and qualified.

2.	To ratify the appointment of Deloitte & Touche LLP as independent registered public accountants of the Company for the fiscal year ending December 31, 2005.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 21, 2005 are entitled to notice of and to vote at the meeting and any adjournment thereof.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-paid envelope enclosed for that purpose, as instructed on the proxy card. Any stockholder attending the meeting may vote in person even if he or she has already returned a proxy.

By Order of the Board of Directors,

/s/ TIM CHRISTOFFERSEN
Tim Christoffersen
Corporate Secretary

Los Gatos, California

May 2, 2005

YOUR VOTE IS IMPORTANT

To assure your representation at the Annual Meeting, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope, which requires no postage if mailed in the United States.

MONOLITHIC POWER SYSTEMS, INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of Monolithic Power Systems, Inc. (the “Company”), for use at the Annual Meeting of Stockholders to be held on Thursday, June 2, 2005, at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 983 University Avenue, Building A, Los Gatos, California 95032, USA.

These proxy solicitation materials were mailed on or about May 2, 2005 to all stockholders of record at the close of business on April 21, 2005 (the “Record Date”). A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2004 (“Fiscal 2004”), including financial statements, was sent to the stockholders prior to or concurrently with this Proxy Statement.

Record Date; Outstanding Shares

Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At the Record Date, 27,834,804 shares of the Company’s Common Stock were issued and outstanding.

Deadline for Receipt of Stockholder Proposals for Fiscal 2005

Proposals of stockholders of the Company which are to be presented by such stockholders at the Company’s Annual Meeting for the fiscal year ended December 31, 2005 (“Fiscal 2005”) must meet the stockholder proposal requirements contained in Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and must be received by the Company no later than December 28, 2005 in order that they may be included in the Proxy Statement and form of proxy relating to that meeting. Such stockholder proposals should be submitted to the Company’s principal executive office located at 983 University Avenue, Building A, Los Gatos, California 95032, Attention: Corporate Secretary.

If a stockholder wishes to present a proposal at the Company’s Fiscal 2005 annual meeting, and the proposal is not intended to be included in the Company’s proxy statement relating to that meeting, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Company’s Bylaws (the “Bylaw Deadline”). Under the Company’s Bylaws, in order to be deemed properly presented, notice of proposed business must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company not fewer than ninety (90) nor more than one hundred and twenty (120) calendar days before the one year anniversary of the date on which the Company first mailed its proxy statement to stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event the date of the annual meeting for next year will be changed by more than thirty (30) days, notice by the stockholder to be timely must be so received not later than the close of business on the later of ninety (90) calendar days in advance of such annual meeting and ten (10) calendar days following the date on which public announcement of the date of the meeting is first made. A stockholder’s notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (c) the class and number of shares of the Company that are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business, and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the 1934 Act, in his or her capacity as a proponent to a stockholder proposal. If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

The Securities and Exchange Commission (“SEC”) rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company’s proxy statement with respect to discretionary voting (the “Discretionary Vote Deadline”). The Discretionary Vote Deadline for the Fiscal 2005 annual meeting is March 16, 2006 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company’s proxyholders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company’s Fiscal 2005 annual meeting. The Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next annual meeting. Therefore, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at next year’s annual meeting, and the Company believes that its proxyholders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

Revocability of Proxies

Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing a written notice of revocation bearing a later date than the proxy with the Secretary of the Company, currently Tim Christoffersen, at or before the taking of the vote at the Annual Meeting, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

Voting and Solicitation

Each share of common stock has one vote, as provided in the Company’s certificate of incorporation. The Stockholders vote together as a single class on all matters covered by this proxy statement. Accordingly, a total of 27,834,804 votes may be cast at this meeting with respect to each proposal.

The cost of any proxy solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company’s directors, officers and employees, without additional compensation, personally or by telephone, telegraph or letter.

Quorum; Abstentions; Broker Non-Votes

Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person and by proxy, at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.

While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the Votes Cast with respect to a proposal. In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal as to which the abstention is made.

Broker non-votes (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as the approval of an amendment to an option plan). Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal. With respect to a proposal that requires a majority of the outstanding shares (such as an amendment to the certificate of incorporation); however, a broker non-vote has the same effect as a vote against the proposal.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

The Company’s Board of Directors (the “Board”) currently consists of six persons. Two Class I directors are to be elected to the Board at the Annual Meeting. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the Board’s nominees, Jim Jones and Umesh Padval. Each person nominated for election has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board to fill the vacancy. The term of office of each person elected as a Class I director will continue for three years and until his successor has been duly elected and qualified.

The names of each of the Company’s directors and the nominees, and certain information about them as of April 11, 2005, are set forth below.

Name	Age	Director Since	Principal Occupation
Michael R. Hsing	46	1997	President, Chief Executive Officer and Director
Jim C. Moyer	62	1998	Chief Design Engineer and Director
Herbert Chang(1)(3)	42	1999	Director
Alan Earhart(2)	61	2004	Director
Jim Jones(1)(2)(3)	38	2002	Director/Nominee
Umesh Padval(1)(2)(3)	47	2003	Director/Nominee

(1)	Member of our Compensation Committee.
(2)	Member of our Audit Committee.
(3)	Member of our Nominating Committee.

Michael R. Hsing has served on our Board of Directors and has served as our President and Chief Executive Officer since founding Monolithic Power Systems in August 1997. Before founding our Company, Mr. Hsing held senior technical positions at companies such as Supertex, Inc. and Micrel, Incorporated. Mr. Hsing is an inventor on numerous patents related to the process development of bipolar mixed-signal semiconductor manufacturing. Mr. Hsing holds a B.S.E.E. from the University of Florida.

Jim C. Moyer has served on our Board of Directors since October 1998 and has served as our Chief Design Engineer since September 1997. Before joining our company, from June 1990 to September 1997, Mr. Moyer held a senior technical position at Micrel, Incorporated. Prior to that, Mr. Moyer held senior design engineering positions at Hytek Microsystems Incorporated, National Semiconductor Corporation, and Texas Instruments Incorporated. Mr. Moyer holds a B.A.E.E. from Rice University.

Herbert Chang has served on our Board of Directors since September 1999. Mr. Chang has been the President of InveStar Capital, Inc. since April 1996, the Chief Executive Officer of C Squared Management Corporation since April 2004, and a Managing Member of Forefront Associates, LLC since February 1998. Each of these companies serves as either the management company or general partner of privately held venture funds that focus on investing in early-stage companies in the semiconductor, telecommunications and networking, software, and/or Internet industries. Mr. Chang serves on the board of directors of Marvell Technology Group Ltd., Oplink Communications, Inc., Vialta, Inc. and a number of private companies. Mr. Chang received a B.S. in geology from National Taiwan University and an M.B.A. from National Chiao Tung University in Taiwan.

Alan L. Earhart has served as a member of our Board of Directors and chairman of our Audit Committee since September 2004. Mr. Earhart is currently an independent consultant and has been a retired partner of PricewaterhouseCoopers LLP since 2001. From 1970 to 2001, Mr. Earhart held a variety of positions with Coopers & Lybrand and its successor entity, PricewaterhouseCoopers LLP, an accounting and consulting firm, including most recently the position of Managing Partner for PricewaterhouseCoopers’ Silicon Valley office. Mr. Earhart also serves on the boards of directors and audit committees of Foundry Networks, Network Appliance and Quantum Corporation, serving as chairman of the audit committee for Foundry Networks and Quantum. Mr. Earhart holds a B.S. in accounting from the University of Oregon.

Jim Jones has served on our board of directors since August 2002. Since September 2000, Mr. Jones has been a Director with BA Venture Partners, a technology venture capital partnership. Prior to joining BA Venture Partners, Mr. Jones served in senior product management, product marketing, and business development positions in the Business Communications Group at 3Com Corporation from April 1994 to September 2000. Prior to serving at 3Com, Mr. Jones spent 5 years in IC development and marketing with National Semiconductor Corporation, focusing on analog semiconductors and communications controller and transceiver solutions. Mr. Jones holds a B.S.E.E. from the University of California, Davis.

Umesh Padval has served on our board of directors since April 2003. Mr. Padval is currently Executive Vice President of the Consumer Products Group at LSI Logic Corporation, a producer of communications, consumer, and storage semiconductors. Prior to that, Mr. Padval served as Senior Vice President of the Broadband Entertainment Division at LSI from June 2001 to August 2004. Before that, Mr. Padval served as the President of C-Cube Microsystems’ Semiconductor Division from October 1998 to May 2000 and served as Chief Executive Officer and Director of C-Cube Microsystems Incorporated from May 2000 until June 2001, when C-Cube was sold to LSI. Prior to joining C-Cube, Mr. Padval held senior management positions at VLSI Technology, Inc. and Advanced Micro Devices, Inc. Mr. Padval holds a Bachelor of Technology from the Indian Institute of Technology, Bombay, and a Masters in Engineering from Stanford University.

There is no family relationship among any of our executive officers, directors and nominees. The Board has determined that each of Herbert Chang, Alan Earhart, Jim Jones and Umesh Padval are “independent” under the applicable corporate governance rules of the Nasdaq Stock Market (“Nasdaq”).

Classified Board of Directors

Our certificate of incorporation provides for a classified Board consisting of three classes of directors, each serving staggered three-year terms. As a result, a portion of our Board will be elected each year for three-year terms. Messrs. Jones and Padval are designated Class I directors whose terms expire at the Fiscal 2004 annual meeting of stockholders. If re-elected, their term will expire at the annual meeting of stockholders for the fiscal year ending December 31, 2007. Messrs. Earhart and Moyer are designated Class II directors whose terms expire at the annual meeting of stockholders for the fiscal year ending December 31, 2005. Messrs. Chang and Hsing are designated Class III directors whose terms expire at the annual meeting of stockholders for the fiscal year ending December 31, 2006.

Board Meetings and Committees

The Board held a total of eight regular meetings and five special meetings during Fiscal 2004.

During Fiscal 2004, each director attended at least 75% of the meetings of the Board and meetings of committees upon which such director served (in each case, during the periods in which he served). Although we do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders, directors are encouraged to attend our annual meetings of stockholders. We did not hold an annual meeting of stockholders for the fiscal year ending December 31, 2004.

The Board has designated an Audit Committee currently consisting of three members: Alan Earhart, Jim Jones and Umesh Padval. This committee oversees the Company’s financial reporting process and procedures, is responsible for the appointment and terms of engagement of the Company’s independent public accountants, reviews and approves the Company’s financial statements, and coordinates and approves the activities of the Company’s internal and external auditors. The Board has determined that Alan Earhart is an “audit committee financial expert” and all members of the Audit Committee are “independent” in accordance with the applicable SEC regulations and the applicable corporate governance rules of Nasdaq. The Audit Committee held five meetings during Fiscal 2004. A copy of the Company’s Amended and Restated Audit Committee Charter is included as Appendix A to this Proxy Statement.

The Board has designated a Compensation Committee consisting of three members: Herbert Chang, Jim Jones and Umesh Padval. This committee is responsible for providing oversight of the Company’s compensation policies, plans and benefits programs and assisting the Board in discharging its responsibilities relating to (i) oversight of the compensation of the Company’s Chief Executive Officer and other executive officers, and (ii) approving and evaluating the executive officer compensation plans, policies and programs of the Company. The committee also assists the Board in administering the Company’s 2004 Equity Incentive Plan and 2004 Employee Stock Purchase Plan. All members of the Compensation Committee are “independent” in accordance with the applicable corporate governance rules of Nasdaq. The Compensation Committee held one meeting during Fiscal 2004.

The Board has designated a Nominating Committee consisting of three members: Herbert Chang, Jim Jones and Umesh Padval. This committee is responsible for the development of general criteria regarding the qualifications and selection of board members, recommending candidates for election to the Board, developing overall governance guidelines and overseeing the overall performance of the Board. All members of the Nominating Committee are “independent” in accordance with the applicable corporate governance rules of Nasdaq. The Nominating Committee did not meet in Fiscal 2004. A copy of the Company’s Nominating Committee Charter is included as Appendix B to this Proxy Statement.

The Board has designated a Disclosure Committee consisting of four members: Tim Christoffersen, David Satterfield, Saria Tseng and Deming Xiao. The purpose of this committee is to consider the materiality of information and to determine disclosure obligations and to report such matters to the Chief Executive Officer and Chief Financial Officer with the goal of ensuring that the information required in the Company’s reports filed under the 1934 Act is recorded, processed, summarized and reported on a timely and accurate basis. The Disclosure Committee did not meet in Fiscal 2004.

Nomination Process

The Board has adopted guidelines for the identification, evaluation and nomination of candidates for director. The Nominating Committee considers the suitability of each candidate, including any candidates recommended by stockholders holding at least 5% of the outstanding shares of the Company’s voting securities continuously for at least 12 months prior to the date of the submission of the commendation for nomination. If the Nominating Committee wishes to identify new independent director candidates for Board membership, it is authorized to retain, and to approve the fees of, third party executive search firms to help identify prospective director nominees. In evaluating the suitability of each candidate, the Nominating Committee will consider issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and the like. While there are no specific minimum qualifications for director nominees, the ideal candidate should (i) exhibit independence, integrity, and qualifications that will increase overall Board effectiveness and (ii) meet other requirements as may be required by applicable rules, such as financial literacy or expertise for audit committee members. The Nominating Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

A stockholder that desires to recommend a candidate for election to the Board should direct such recommendation in writing to Monolithic Power Systems, Inc., 983 University Avenue, Building A, Los Gatos, CA 95032, Attention Corporate Secretary and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of Company stock.

Stockholder Communications

The Board has approved a Stockholder Communication Policy to provide a process by which stockholders may communicate directly with the Board or one or more of its members. You may contact any of our directors by writing to them, whether by mail or express mail, c/o Monolithic Power Systems, Inc., 983 University Avenue, Building A, Los Gatos, CA 95032, Attention Corporate Secretary. Any stockholder communications that the Board is to receive will first go to the Corporate Secretary, who will log the date of receipt of the communication as well as the identity of the correspondent in the Company’s stockholder communications log. The Corporate Secretary will review, summarize and, if appropriate, draft a response to the communication in a timely manner. The Corporate Secretary will then forward copies of the stockholder communication to the Board member(s) (or specific Board member(s) if the communication is so addressed) for review, provided that such correspondence concerns the functions of the Board or its committees or otherwise requires the attention of the Board or its members.

Director Compensation

Except for compensation to Alan Earhart, we do not currently compensate our directors in cash for their service as members of our Board. For his services on the Board and as chairman of the Audit Committee, we pay Mr. Earhart an annual retainer of $40,000 and have granted him an option to purchase 30,000 shares of common stock subject to vesting over a term of two years and otherwise pursuant to the terms of our 1998 Stock Plan. Each year, on the date of our annual meeting, we grant each non-employee director who has been on the Board for at least six months an option to purchase 15,000 shares of common stock, which option fully vests on the anniversary of the grant and is otherwise pursuant to the terms of our 2004 Equity Incentive Plan. Additionally, we grant each new non-employee director an option to purchase 30,000 shares of common stock when he or she joins our Board, which option vests over a term of two years and is otherwise pursuant to the terms of our 2004 Equity Incentive Plan.

Tim Christoffersen, our current Chief Financial Officer, served as a member of our Board for part of Fiscal 2004. For his services on the Board and as chairman of the Audit Committee, we paid Mr. Christoffersen $11,333, which represented a pro rata portion of his annual retainer of $40,000, and granted him an option to purchase 30,000 shares of common stock pursuant to the terms of our 1998 Stock Plan, of which 3,750 shares are vested, and the remainder terminated in connection with his resignation from the Board following his acceptance of the offer to become our Chief Financial Officer. As discussed below, we granted options during Fiscal 2004 to certain other directors; however, such options were granted to these individuals solely in their capacity as executive officers.

Required Vote

The nominee receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law. Abstentions and shares held by brokers that are present but not voted, because the brokers were prohibited from exercising discretionary authority (“Broker Non-Votes”), will be counted as present for purposes of determining the presence or absence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Deloitte & Touche, LLP. (“Deloitte & Touche”), independent registered public accountants, to audit the financial statements of the Company for Fiscal 2005. Deloitte & Touche has audited the Company’s financial statements since the Company’s 1999 fiscal year. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required to ratify the appointment of Deloitte & Touche.

Audit Fees

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Deloitte & Touche for fiscal years 2004 and 2003:

Amount in thousands	2004	2003
Audit Fees	$363	$52
Audit related Fees	764	—
Tax Fees	286	12

Total	$1,413	$64

Audit Fees ($363,000 for fiscal year 2004; $52,000 for fiscal year 2003).

This category includes the audit of the Company’s annual financial statements, review of financial statements included in the Company’s audit of the March 31, 2004 quarter, June 30, 2004 and September 30, 2004 quarterly reviews and audit of fiscal year 2004. In addition, this category includes services that are normally provided by the independent auditors in connection with foreign statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, including the application of proposed accounting rules, statutory audits required by non-U.S. jurisdictions and the preparation of an annual “management letter” containing observations and discussions on internal control matters.

Audit-related Fees ($764,000 for fiscal year 2004; none for fiscal year 2003).

This category consists of assurance and related services by Deloitte & Touche that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under

“Audit Fees.” The services for the fees disclosed under this category are for services performed in relation to accounting fees and costs in connection with our initial public offering of common stock registered on Form S-1 on November 19, 2004.

Tax Fees ($286,000 for fiscal year 2004; $12,000 for fiscal year 2003).

Deloitte and Touche assisted the Company in setting up an international tax structure in 2004. Deloitte and Touche prepared the federal and state tax returns for fiscal year 2003.

Other Fees (none for fiscal year 2004; none for fiscal year 2003).

This category includes all other services other than those reported above. These services include specialized consulting services. The Company does not engage its independent auditors for consulting services in areas such as information systems design and implementation, and corporate strategy development and implementation.

The charter of the Company’s Audit Committee requires the that the Audit Committee pre-approve all audit and non-audit services provided to the Company by the independent auditors or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of April 11, 2005 information relating to the beneficial ownership of the Company’s common stock or shares exchangeable into the Company’s common stock by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director (or nominee), (iii) each of the current executive officers named in the Summary Compensation Table, (iv) and all directors and executive officers as a group.

Unless otherwise indicated, the address of each beneficial owner listed below is Monolithic Power Systems, Inc., 983 University Avenue, Building A, Los Gatos, CA 95032.

Name of Beneficial Owner	Number of shares beneficially owned	Percentage of shares beneficially owned(1)
Executive Officers and Directors
Michael R. Hsing(2)	2,013,394	7.1%
Tim Christoffersen(3)	153,472	*
Jim C. Moyer(4)	1,927,735	6.9
Deming Xiao(5)	200,959	*
Saria Tseng	—	—
Herbert Chang(6)(7)	4,202,339	15.1
Alan Earhart	—	—
Jim Jones(8)	—	—
Umesh Padval(9)	59,722	*
All directors and executive officers as a group (9 persons)(10)	8,557,621	29.8
Other 5% shareholders:
Funds affiliated with Investar Capital Inc.(6) 3600 Pruneridge Avenue, Suite 300 Santa Clara, CA 95051	4,091,953	14.7
BAVP, L.P.(11) 950 Tower Lane, Suite 700 Foster City, CA 94404	2,298,185	8.3
Funds affiliated with Acer Technology Ventures(12) 5201 Great America Parkway, Suite 270 Santa Clara, CA 95054	1,899,302	6.8

*	Represents beneficial ownership of less than 1%.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of April 11, 2005 are considered to be outstanding and beneficially owned by such person. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Includes (i) 765,000 shares held of record by Michael Hsing and Sharon Z. Hsing, husband and wife, as joint tenants, (ii) 382,500 shares held of record by Michael Hsing and Sharon Hsing, Co-Trustees of the Michael Hsing 2004 Trust, (iii) 382,500 shares held of record by Michael Hsing and Sharon Hsing, Co-Trustees of the Sharon Hsing 2004 Trust, (iv) 57,144 shares held of record by Delaware Charter Guarantee Trust Company TTEE FBO Michael Hsing IRA, and (v) 426,250 shares of our common stock issuable under options exercisable within 60 days of April 11, 2005.

(3)	Includes (i) 128,472 shares of our common stock issuable upon options exercisable within 60 days of April 11, 2005 and (ii) 25,000 shares subject to repurchase by us at original purchase price in the event of termination of Mr. Christoffersen’s employment with us, which right lapses over time.
(4)	Includes (i) 520,000 shares held of record by Jim C. Moyer and Frances K. Moyer, husband and wife, as joint tenants, (ii) 250,000 shares held of record by James C. Moyer and Frances K. Moyer, Co-Trustees of the James C. Moyer 2004 Trust, (iii) 250,000 shares held of record by James C. Moyer and Frances K. Moyer, Co-Trustees of the Frances K. Moyer 2004 Trust, (iv) 143,000 shares held of record by First Trust Company of Onaga FBO Frances K. Moyer IRA #4100569400, (v) 143,000 shares held of record by First Trust Company of Onaga FBO James C. Moyer IRA #4100569500, (vi) 66,667 shares of our common stock issuable under options exercisable within 60 days of April 11, 2005, and (vii) 84,167 shares subject to repurchase by us at original purchase price in the event of termination of Mr. Moyer’s employment with us, which right lapses over time. For each of these entities, the voting and/or dispositive power is held or shared by Jim Moyer and/or Frances Moyer.
(5)	Includes 114,626 shares of our common stock issuable under options exercisable within 60 days of April 11, 2005.
(6)	Includes (i) 1,974,690 shares held of record by InveStar Semiconductor Development Fund Inc., (ii) 864,489 shares held of record by InveStar Semiconductor Development Fund Inc. (II) LDC, (iii) 677,671 shares held of record by InveStar Burgeon Venture Capital Inc., (iv) 313,193 shares held of record by InveStar Excelsus Venture Capital Inc., (v) 130,955 shares held of record by Forefront Venture Partners, L.P., and (vi) 130,955 shares held of record by InveStar Dayspring Venture Capital, Inc. For each of these entities, the voting and/or dispositive power is held by Mr. Chang. Mr. Chang disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in such shares.
(7)	Includes (i) 80,000 shares of our common stock issuable upon options exercisable within 60 days of April 11, 2005 and (ii) 30,386 shares held of record by C Squared Investment Corp. Mr. Chang disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in such shares.
(8)	Excludes 2,298,185 shares beneficially owned by BAVP, L.P. The voting and disposition of these shares held by BAVP, L.P. is determined by BA Venture Partners VI, LLC, the ultimate general partner of BAVP, L.P. Such decisions by BA Venture Partners VI, LLC are, in turn, determined by a majority-in-interest of its five managing members, Kate Mitchell, Lou Bock, Mark Brooks, John Dougery, and Rory O’Driscoll. Jim Jones is one of the members of BA Venture Partners VI, LLC and as such has a pecuniary interest in a portion of the 2,298,185 shares, but has no voting or investment power with respect to such shares. Mr. Jones disclaims beneficial ownership of these shares, except to the extent of his proportionate pecuniary interest therein.
(9)	Includes 59,722 shares of our common stock issuable under options exercisable within 60 days of April 11, 2005.
(10)	Includes 875,737 shares of our common stock issuable under options exercisable within 60 days of April 11, 2005. Excludes 2,298,185 shares of common stock beneficially owned by BAVP, L.P.
(11)	Represents 2,298,185 shares beneficially owned by BAVP, L.P. The voting and disposition of these shares held by BAVP, L.P. is determined by BA Venture Partners VI, LLC, the ultimate general partner of BAVP, L.P. Such decisions by BA Venture Partners VI, LLC are, in turn, determined by a majority-in-interest of its five managing members, Kate Mitchell, Lou Bock, Mark Brooks, John Dougery, and Rory O’Driscoll. Jim Jones is one of the members of BA Venture Partners VI, LLC and as such has a pecuniary interest in a portion of the 2,298,185 shares, but has no voting or investment power with respect to such shares. Mr. Jones disclaims beneficial ownership of these shares, except to the extent of his proportionate pecuniary interest therein.
(12)	Includes (i) 1,250,000 shares held of record by Acer Technology Venture Fund L.P., the voting and/or dispositive power of which is shared by Ronald Chwang and James C. Lu, and (ii) 649,302 shares held by IP Fund One, L.P., the voting and/or dispositive power of which is shared by Ronald Chwang, Roger Liao, James C. Lu and Pyramyth Liu.

EXECUTIVE OFFICERS

The executive officers of the Company, and their ages as of April 11, 2005, are as follows:

Name	Age	Position
Michael R. Hsing	46	President, Chief Executive Officer, and Director
Tim Christoffersen	63	Chief Financial Officer and Secretary
Jim C. Moyer	62	Chief Design Engineer and Director
Deming Xiao	42	Vice President of Operations
Saria Tseng	34	Vice President and General Counsel

Michael R. Hsing has served on our Board of Directors and has served as our President and Chief Executive Officer since founding Monolithic Power Systems in August 1997. Before founding our Company, Mr. Hsing held senior technical positions at companies such as Supertex, Inc. and Micrel, Incorporated. Mr. Hsing is an inventor on numerous patents related to the process development of bipolar mixed-signal semiconductor manufacturing. Mr. Hsing holds a B.S.E.E. from the University of Florida.

Tim Christoffersen has served as our Chief Financial Officer since June 2004, served on our Board of Directors from March 2004 to July 2004, and served as chairman of our Audit Committee from March 2004 through June 2004. Since January 1999, Mr. Christoffersen has been a financial consultant to technology companies. Prior to that, Mr. Christoffersen served as Chief Financial Officer of NeoParadigm Labs, Inc. from 1998 to 1999 and as Chief Financial Officer of Chips & Technologies, Inc. from 1994 until its sale to Intel Corporation in 1998. Mr. Christoffersen serves on the board of Genesis Microchip Incorporated. Mr. Christoffersen is a Phi Beta Kappa graduate of Stanford University where he earned a B.A. in Economics, and he also holds a Masters in Divinity from Union Theological Seminary in New York City.

Jim C. Moyer has served on our Board of Directors since October 1998 and has served as our Chief Design Engineer since September 1997. Before joining our company, from June 1990 to September 1997, Mr. Moyer held a senior technical position at Micrel, Incorporated. Prior to that, Mr. Moyer held senior design engineering positions at Hytek Microsystems Incorporated, National Semiconductor Corporation, and Texas Instruments Incorporated. Mr. Moyer holds a B.A.E.E. from Rice University.

Deming Xiao has served as our Vice President of Operations since October 2003. Mr. Xiao joined us in May 2001 and served as Foundry Manager until he was appointed Director of Operations in January 2002. Before joining us, from June 2000 to May 2001, Mr. Xiao was Engineering Account Manager at Chartered Semiconductor Manufacturing, Inc. Prior to that, Mr. Xiao spent six years as the Manager of Process Integration Engineering at Fairchild Imaging Sensors, a company that manufactures and sells silicon based products for the medical, scientific, professional, industrial, and military imaging applications. Mr. Xiao holds a B.S. in Semiconductor Physics from Sichuan University, Chengdu, China and a M.S.E.E. from Wayne State University.

Saria Tseng has served as our Vice President and General Counsel since November 2004. Ms. Tseng joined MPS from MaXXan Systems, Inc., a privately held provider of intelligent storage networking solutions, where she was also vice president and general counsel from January 2001 to November 2004. Prior to her corporate experience, Ms.Tseng was an attorney at Gray Care Ware & Freidenrich, LLP from July 1999 to January 2001. Previously, she practiced law at Wang & Wang and Jones Day, Reavis & Pogue. Ms. Tseng is a member of the state bar in both California and New York and is a member of the bar association of the Republic of China (Taiwan). She holds Masters of Law degrees from Boalt Hall, University of California at Berkeley and Chinese Culture University in Taipei.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and regulations of the SEC thereunder require the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of initial ownership and changes in ownership with the SEC. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during Fiscal 2004, all of the Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with.

Certain Relationships and Related Transactions

Please see descriptions under “Executive Officer Compensation,” which is described below.

We have entered into an indemnification agreement with each of our directors and officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Since January 1, 2004, we have entered into stock options agreements with the following executive officers and directors:

Name	Date of grant	Shares underlying options		Exercise price	Term of option
Michael R. Hsing	1/13/2004	500,000	(1)	5.00	10 years
	1/26/2005	35,000		7.77	10 years
Tim Christoffersen	3/25/2004	30,000	(2)	10.00	10 years
	7/6/2004	250,000		10.00	10 years
	1/26/2005	28,000		7.77	10 years
Jim C. Moyer	1/13/2004	350,000	(1)	5.00	10 years
	1/26/2005	12,000		7.77	10 years
Deming Xiao	1/28/2004	50,000		5.00	10 years
	12/7/2004	80,000		10.91	10 years
Saria Tseng	11/17/2004	150,000		8.00	10 years
Alan Earhart	9/17/2004	30,000		7.50	10 years

(1)	Messrs. Hsing and Moyer each voluntarily and mutually agreed with us to reduce the amount of each executive’s option grant to 350,000 shares and 200,000 shares, respectively.
(2)	Mr. Christoffersen was granted 30,000 in his capacity as chairman of our Audit Committee, of which 3,750 shares are vested, and the remainder terminated in connection with Mr. Christoffersen’s resignation from the Board and Audit Committee following his acceptance of the offer to become our Chief Financial Officer.

Generally, options for executive officers vest over four years with 25% of the total granted shares vesting one year after the vesting commencement date and 1/48 of the total granted shares vesting at the end of each successive month thereafter, subject to the optionee continuing to be a service provider on such dates.

The option granted to Tim Christoffersen on March 25, 2004 vested monthly over two years. The option vested as to 3,750 shares, and the remainder of the option was terminated in connection with the commencement of his employment with us. The option granted to Mr. Christoffersen on July 6, 2004 vested as to 70,000 shares as of June 22, 2004 with the remaining shares vesting as to 1/36 following each successive month thereafter, subject to him continuing to be a service provider on such dates. On October 5, 2004, we granted 25,000 shares of our common stock at a price of $0.001 per share (valued at the time at $7.50) to Mr. Christoffersen, vesting over four years with 25% of the total granted shares vesting on each anniversary of the date of grant.

The Option granted to Saria Tseng on November 17, 2004, vests over three years, with 50,000 shares vesting one year after October 15, 2004 and the remaining 100,000 shares vesting as to 1/24 of such shares each month thereafter, subject to her continuing to be a service provider on such dates.

The option granted to Alan Earhart vests over two years with 50% of the total granted shares vesting on each anniversary of the vesting commencement date, subject to him continuing to be a director on such dates.

It is our current policy that all transactions between us and our officers, directors, 5% stockholders and their affiliates will be entered into only if these transactions are approved by our Audit Committee.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table shows, as to the Chief Executive Officer and each of the four other most highly compensated executive officers, information concerning compensation for services rendered to the Company in all capacities.

	Annual Compensation				Long Term Compensation
Name & Position	Year	Salary		Bonus	Restricted Stock Grants		Stock underlying Options
Michael R. Hsing Chief Executive Officer & President	2004 2003 2002	$194,052 163,077 169,600		$76,000 30,000			350,000 60,000 400,000

Tim Christoffersen Chief Financial Officer & Secretary	2004	111,418	(1)	45,800	$187,475	(2)	280,000	(3)

Jim C. Moyer Chief Technology Officer	2004 2003 2002	147,462 123,500 121,540		28,700 13,276			20,000 250,000

Deming Xiao Vice President of Operations	2004 2003 2002	166,285 117,548 119,305		68,200 30,000			130,000 80,000 110,000

Saria Tseng Vice President and General Counsel	2004	12,469	(4)				150,000

(1)	Includes: (i) a pro rata portion of Mr. Christoffersen’s annual base salary of $180,000; (ii) $11,333 paid to Mr. Christoffersen in his capacity as Audit Committee chairman; and (iii) $12,000 received as part of Mr. Christoffersen’s $2,000 monthly housing stipend during his six months of service as Chief Financial Officer during Fiscal 2004.
(2)	Based on a grant of 25,000 shares of restricted stock on October 5, 2004 at a purchase price of $0.01, which was valued at the time at $7.50 per share. At the end of Fiscal 2004, Mr. Christoffersen held an aggregate of 25,000 shares of restricted stock worth $232,500, based on the closing market price of $9.30 for our common stock on December 31, 2004.
(3)	Mr. Christoffersen was granted 30,000 in his capacity as chairman of our Audit Committee, of which 3,750 shares are vested, and the remainder terminated in connection with Mr. Christoffersen’s resignation from the Board and Audit Committee following his acceptance of the offer to become our Chief Financial Officer.
(4)	Based on a pro rata portion of Ms. Tseng’s annual base salary of $180,000.

Stock Option Grants and Exercises

Option grants in last fiscal year

The following table sets forth information regarding options granted to our named executive officers during the fiscal year ended December 31, 2004. The percentage of total options granted is based on an aggregate of 4,337,600 options granted by us to our employees during the fiscal year ended December 31, 2004. We have never granted any stock appreciation rights.

All options were granted pursuant to our 1998 Stock Plan, as amended, except for the option granted to Ms. Tseng, which was granted pursuant to our 2004 Equity Incentive Plan. Except as otherwise noted in “Certain Relationships and Related Transactions” above, these options generally vest as to 25% of the total granted shares

12 months after the vesting commencement date and as to 1/48 of the total granted shares at the end of each successive month of employment thereafter. Options were granted with an exercise price per share equal to the fair market value of our common stock on the date of grant, as determined by our board of directors.

The amounts shown in the table as potential realizable value represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future common stock prices. These amounts represent assumed rates of appreciation in the value of our common stock from the fair market value on the date of grant as determined at that time by the Company’s Board of Directors. Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock, overall stock market conditions and the option holders’ continued service with us.

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Shares of Common Stock Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price (per share)	Expiration Date

Name						5%	10%
Michael R. Hsing	350,000		8.07%	$5.00	1/13/14	$1,100,566	$2,789,049
Tim Christoffersen	30,000	(1)	0.69%	10.00	3/25/14	188,668	478,123
	250,000		5.76%	10.00	7/6/14	1,572,237	3,984,356
Jim C. Moyer	200,000		4.61%	5.00	1/13/14	628,895	1,593,742
Deming Xiao	50,000		1.15%	5.00	1/28/14	157,224	398,436
	80,000		1.86%	10.91	12/7/14	548,899	1,391,018
Saria Tseng	150,000		3.46%	8.00	11/17/14	754,674	1,912,491

(1)	Mr. Christoffersen was granted 30,000 in his capacity as chairman of our Audit Committee, of which 3,750 shares are vested, and the remainder terminated in connection with Mr. Christoffersen’s resignation from the Board and Audit Committee following his acceptance of the offer to become our Chief Financial Officer.

Aggregated Option Exercises in Fiscal 2004 and Year-End Values:

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Total Number of Unexercised Options Held at December 31, 2004 (1)		Value of Unexercised, In-the- Money Options Held at December 31, 2004 ($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael R. Hsing	$—	$—	260,416	549,584	$2,080,370	$3,102,630
Tim Christoffersen	—	—	104,167	145,833	—	—
Jim C. Moyer	—	—	—	200,000	—	1,660,000
Deming Xiao	86,333	25,200	69,000	236,667	568,500	1,085,003
Saria Tseng	—	—	—	150,000	—	195,000

(1)	Fair market value of underlying securities at exercise minus the exercise price.
(2)	Calculated based upon the December 31, 2004 fair market value share price of $9.30 less the share price to be paid upon exercise. There is no guarantee that if and when these options are exercised they will have this value.

Employment and Change of Control Arrangements

Under employment agreements with Michael Hsing and Jim Moyer, dated August 23, 2002 and September 12, 2002, respectively, if either executive’s employment is terminated without “cause,” or if either executive leaves his employment for “good reason” (each as defined in the agreements), we are required to pay his base salary and benefits for a period of 6 months, and the vesting of the unvested shares pursuant to each executive’s initial stock option grant will accelerate in an amount equal to the number of options that would have vested had the executive remained an employee for 12 months following the termination of employment. In addition, if such termination occurs within one year following a change of control, the executive will receive his base salary and benefits for a period of 12 months and 50% of the executive’s unvested options pursuant to each executive’s initial stock option grant will vest and become exercisable. Change of control means a merger or consolidation after which our shareholders do not hold a majority of our outstanding voting securities, any transaction involving the transfer of greater than 50% of our voting power, or a sale of substantially all our assets.

Under an employment agreement entered into with Tim Christoffersen effective as of June 22, 2004, if Mr. Christoffersen’s employment is terminated for reasons other than “cause,” death, or disability or if he resigns from his employment for “good reason” (each as defined in his agreement), the vesting of all unvested shares subject to all outstanding to stock options and all unvested shares of restricted stock will accelerate in an amount equal to 12 months of service. In addition, upon a change of control, all of Mr. Christoffersen’s outstanding stock options and all unvested shares of restricted stock will accelerate as to 100% of all unvested shares. Upon Mr. Christoffersen’s termination of employment for other than cause, death or disability or his voluntary resignation for good reason, in addition to the accelerated vesting described above, Mr. Christoffersen will receive a lump-sum payment equal to 6 months of his base salary. In the event of Mr. Christoffersen’s termination of employment for any reason, he will have 6 months following such termination to exercise all outstanding options. Change of control means a merger or consolidation after which our shareholders do not hold a majority of our outstanding voting securities, any transaction involving the transfer of greater than 50% of our voting power, or a sale of substantially all our assets.

Under a change of control agreement we entered into with Deming Xiao effective as of November 14, 2004, if Mr. Xiao’s employment is terminated without cause, or if he leaves his employment for good reason within one year following a change of control, he will receive acceleration of the vesting of his stock options as to 50% of the unvested shares covered by the employment agreement. Change of control means a merger or consolidation after which our shareholders do not hold a majority of our outstanding voting securities, any transaction involving the transfer of greater than 50% of our voting power, or a sale of substantially all our assets.

Pursuant to an offer letter to Saria Tseng dated October 15, 2004, if Ms. Tseng’s employment is terminated without cause, or if she resigns from her employment for good reason, we are required to pay her base salary and the cost of her continuing health insurance coverage for her and her dependents for a period of four months. In addition, if such termination occurs within one year following a transfer of control, 50% of Ms. Tseng’s unvested options will vest and become exercisable. Transfer of control means a merger or consolidation after which our shareholders do not hold a majority of the outstanding voting securities of the surviving corporation, any transaction involving the transfer of greater than 50% of our voting power, or a sale of substantially all our assets.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee during 2004 were independent directors, and none of them were our employees or former employees. During 2004, none of our executive officers served on the compensation committee (or equivalent), or the board of directors, of another entity whose executive officer(s) served on our Compensation Committee or Board.

COMPENSATION COMMITTEE REPORT

Introduction

The Compensation Committee of the Board of Directors consists of Herbert Chang, Jim Jones and Umesh Padval. None of these individuals had any interlocking relationships, and all qualify as “outside directors” and “non-employee directors” as defined by the Internal Revenue Code and the 1934 Act, respectively. The Board of Directors adopted our Compensation Committee Charter in February 2004.

The Compensation Committee is responsible for providing oversight of the Company’s compensation policies, plans and benefits programs and assisting the Board in discharging its responsibilities relating to (i) oversight of the compensation of the Company’s Chief Executive Officer and other executive officers, and (ii) approving and evaluating the executive officer compensation plans, policies and programs of the Company. The committee also assists the Board in administering the Company’s 2004 Equity Incentive Plan and 2004 Employee Stock Purchase Plan.

Executive Compensation Policy

The Company has a “pay for performance” compensation philosophy for its employees, including its executive officers. The Company’s executive compensation policies are designed to attract and retain experienced and talented executive officers critical to the success of the Company, and to provide incentives for such individuals to maximize the Company’s corporate performance and accomplishment of strategic objectives. Total compensation for the Company’s executives includes base salary, performance bonus, executive perquisites, and participation in the Company’s qualified and non-qualified employee benefit plans. Executive compensation (including that of the Chief Executive) is linked to the Company’s revenue growth and net income for the previous year.

Executive Officer Compensation Components

The principal components of the compensation for executive officers are described below:

Base Salary

Base salaries for executive officers are set by the Compensation Committee, in consultation with the Chief Executive Officer, after considering factors such as position and responsibility, the competitive environment, corporate size, corporate performance and overall experience and contribution levels of the individuals. The Company obtains competitive compensation information from publicly disclosed documents of peer companies, which include both direct competitors of the Company and other companies in competition for similar executive talent. In Fiscal 2004, the Compensation Committee reviewed the respective salaries of the Company’s executive officers. After considering, among other things, the Company’s priorities and the challenging business environment, the Compensation Committee determined not to increase the salaries of the executive officers.

Performance bonus

At the discretion of the Compensation Committee or pursuant to certain executive officers’ employment agreements with the Company, certain executive officers may receive performance bonuses. Additional bonuses may be provided annually based on executive officers’ overall performance for the year and the Company’s overall financial performance. The Compensation Committee reviewed and discussed the performance of each executive officer, other than the Chief Executive Officer, during Fiscal 2004 with the Chief Executive Officer of the Company and approved the bonus amounts for 2004.

Long-Term Incentive Compensation

The Company’s 2004 Stock Plan (the “Plan”) provides for long-term incentive compensation for employees of the Company, including executive officers. A key component of the total compensation package for the Company’s executive officers is in the form of stock option awards. An important objective of long term incentive compensation is to align the interests of executive officers with those of stockholders by providing significant equity interest in the Company, thereby providing incentive for such executive officers to maximize stockholder value. Option awards directly tie executive compensation to the performance of the Company’s common stock. The Compensation Committee is responsible for determining, subject to the terms of such plan, the individuals to whom grants should be made, the timing of grants, the exercise price and the number of shares subject to each grant.

In granting options to the executive officers under the Plan, the Compensation Committee bases the size of stock option awards on such considerations as the value of options awarded to individuals in comparable positions at peer group companies, the Company’s and the individual’s performance against the Company’s goals and the goals set for such individual, the number of options currently held by the executive officer and the overall percentage of shares held by executive officers. The Plan also utilizes vesting periods to encourage retention of executive officers and to reward long-term commitment to the Company.

Chief Executive Officer Compensation

The Company’s compensation program is designed to support the achievement of corporate and individual objectives. As with other executive officers, Mr. Hsing’s compensation reflects this “pay for performance” philosophy. The process of determining the compensation for Mr. Hsing and the factors taken into consideration in such determination are generally the same as the process and factors used in determining the compensation of all of the Company’s executive officers.

For 2004, Mr. Hsing’s annual base salary was $190,000, and he was granted an option to purchase 350,000 shares of the Company’s common stock. The Compensation Committee approved, and the Company paid, Mr. Hsing a $76,000 cash bonus based on the Company’s performance during Fiscal 2004.

Conclusion

The Compensation Committee believes that the Company’s total compensation policy:

•	Aligns executives’ interests with those of the Company

•	Links executive compensation directly to corporate performance

•	Assists in attracting and retaining experienced and talented executives

The Compensation Committee will continue to monitor the Company’s philosophy and programs to ensure effectiveness, appropriateness and alignment with the Company’s corporate performance.

Submitted by Members of the Compensation Committee:

Herbert Chang

Jim Jones

Umesh Padval

This report of the Compensation Committee of the Board of Directors shall not be deemed “soliciting material,” nor is it to be filed with the SEC, nor incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during Fiscal 2004 were Messrs. Chang, Jones and Padval. The Board determined that each member of the Compensation Committee was “independent” for purposes of applicable SEC regulations and the applicable Nasdaq corporate governance rules.

No Compensation Committee member was at any time during Fiscal 2004, or at any other time, an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves on the board of directors or compensation committee of any entity that has one or more executive officers serving on the Company’s Board or Compensation Committee.

STOCK PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, from the date of the first day of trading following the initial public offering of the Company’s Common Stock (November 19, 2004) through December 31, 2004 for the Company, the Standard & Poor’s 500 Composite Stock Index (S&P 500), and the Philadelphia Semiconductor Index. The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company’s Common Stock.

The information contained in the Stock Performance Graph section shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

AUDIT COMMITTEE REPORT

The purpose of the Audit Committee is to provide oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements; appoint independent auditors to audit the Company’s financial statements; assist the Board in the oversight of: (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls; and provide to the Board such information and materials as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board.

The Audit Committee has a duly adopted charter, which it reviews on an annual basis. The Audit Committee has determined that it had fulfilled its responsibilities under the Audit Committee Charter in Fiscal 2004. The Committee met a total of five times in Fiscal 2004.

The Board has reviewed the applicable Nasdaq corporate governance standards and relevant SEC rules relating to Audit Committee member independence and determined that each member of the Committee meets the applicable standards and rules.

The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s Annual Report on Form 10-K. The Audit Committee took a number of steps in making this recommendation for Fiscal 2004. First, the Audit Committee discussed with Deloitte & Touche, LLP, the Company’s independent registered public accountants for Fiscal 2004, those matters Deloitte & Touche is required to communicate to and discuss with the Audit Committee by Statement on Auditing Standards Board Standard No. 61, as amended (“Communication with Audit Committees”), including information concerning the scope and results of the audit. Second, the Audit Committee discussed Deloitte & Touche’s independence with Deloitte & Touche and received a letter from Deloitte & Touche regarding independence as required by the Independence Standards Board Standard No. 1, as amended (“Independence Discussions with Audit Committees”). Finally, the Audit Committee reviewed and discussed with Company management and Deloitte & Touche the Company’s audited consolidated balance sheets at December 31, 2004 and 2003, and consolidated statements of income, cash flows, and stockholders’ equity for the three years ended December 31, 2004. Based on these reviews and discussions, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company’s Annual Report on Form 10-K include these financial statements.

Members of the Audit Committee

Alan Earhart, Chairman

Jim Jones

Umesh Padval

OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Company may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: May 2, 2005	/s/ TIM CHRISTOFFERSEN
Tim Christoffersen
Corporate Secretary

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF

MONOLITHIC POWER SYSTEMS, INC.

(Adopted on March 25, 2004 and amended on February 1, 2005)

1. PURPOSE

•	The purpose of the Audit Committee of the Board of Directors (the “Board”) of Monolithic Power Systems, Inc. (the “Company”) shall be to:

•	provide oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements;

•	Appoint independent auditors to audit the Company’s financial statements;

•	assist the Board in the oversight of: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications, independence and performance; and (iv) the Company’s internal accounting and financial controls; and

•	provide to the Board such information and materials as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board.

•	In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

2. MEMBERSHIP AND ORGANIZATION

•	Composition. The Audit Committee members, including the Chair, will be appointed by the Board on the recommendation of the Nominating/Corporate Governance Committee. Audit Committee members may be removed from the Audit Committee, with or without cause, by the Board. The Audit Committee will consist of at least three (3) members of the Board; provided, that if at any time there is a vacancy on the Audit Committee and the remaining members meet all membership requirements, then the Audit Committee may consist of two members until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the vacancy. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the Securities and Exchange Commission (the “SEC”)) and rules adopted by the SEC (the “SEC Rules”):

•	each member must satisfy the requirements for independence set out in: (i) Rule 4200(a)(15) of the Audit Committee requirements of the Nasdaq Stock Market, Inc. Marketplace Rules (the “Nasdaq Rules”); and (ii) the criteria provided in Rule 10A-3(b)(1) of the Securities and Exchange Act of 1934 (the “Exchange Act”) or under any other applicable SEC Rules.

•	each member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years;

•	each member will be able to read and understand fundamental financial statements, in accordance with the Audit Committee requirements of the Nasdaq Rules; and

•

members of the Audit Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities. In addition, either at least one member will qualify as an “audit committee financial expert”, under SEC rules and regulations or the Company shall disclosure in its periodic reports required pursuant to the Exchange Act the reasons why at least one member of the Audit Committee is not an “audit committee financial expert.”

Meetings and Procedures. The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Audit Committee and set the agendas for Audit Committee meetings. The Audit Committee will meet at least once during each fiscal quarter and more frequently as the Audit Committee deems desirable. . The Audit Committee may establish its own meeting schedule, notice and conduct of its meetings. The Audit Committee will meet separately, and periodically, with the management (which shall include the Company’s Chief Executive Officer, Chief Financial Officer and General Counsel each, individually and independently), with the internal auditors and with the independent auditor of the Company, at such times as it deems appropriate, but not less than quarterly.

All non-management directors that are not members of the Audit Committee may attend and observe meetings of the Audit Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Audit Committee, and in any event shall not be entitled to vote. The Audit Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Audit Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Audit Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Audit Committee.

The Audit Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Audit Committee believes to be necessary or appropriate. The Audit Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Audit Committee and for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Audit Committee.

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Compensation. Members of the Audit Committee may receive cash fees, if any, for their service as Audit Committee members as may be determined by the Board. Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof. The members of the Audit Committee shall receive reimbursement of the reasonable travel expense incurred in associated with attending the Audit Committee meetings.

3. POWER AND RESPONSIBILITIES

•	The power and responsibilities of the Audit Committee shall include:

Internal Audit

•	Appointment. The Audit Committee shall review the appointment and replacement of the internal auditor.

•	Separate Meetings with the Internal Auditor. The Audit Committee shall meet periodically with the Company’s internal auditor to discuss the responsibilities, budget and staffing of the Company’s internal audit function and any issues that the internal auditor believes warrant the Audit Committee attention. The Audit Committee shall discuss with the internal auditor any significant reports to management prepared by the internal auditor and any responses from management.

Annual Financial Statements and Annual Audit

Meetings with Management, the Independent Auditor and the Internal Auditor.

•	meet with management, the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

•	review and discuss with management and the independent auditor: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

•	review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Separate Meetings with the Independent Auditor.

•	review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Audit Committee should consider reviewing with the Independent Auditor are: (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (ii) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Audit Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated, i.e., that whether an illegal act (whether or not material) has occurred or may occur.

•	The Audit Committee shall discuss with the independent auditor the report that such auditor is required to make to the Audit Committee regarding: (i) all accounting policies and practices to be used that the independent auditor identifies as critical; (ii) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

•	discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

Recommendation to Include Financial Statements in Annual Report.

•	based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

Meetings with Management, the Independent Auditor and the Internal Auditor. The Audit Committee shall review and discuss the quarterly financial statements with management, the independent auditor and the internal auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

•	reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	reviewing the Company’s policies relating to the avoidance of conflicts of interests as well as internal control policies and procedures relating to officers’ use of expense accounts, perquisites and other corporate assets;

•	reviewing the Company’s policies, documentation and testing procedures to ensure they are in compliance with the rules of Sarbanes Oxley Act;

•	reviewing the Company’s policies regarding information technology and management information systems;

Independent Auditors

•	appointing, compensating, retaining and overseeing the work of the independent auditor (including resolving disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Audit Committee.

•	reviewing, at least annually, the independence and the quality control procedures and the experience and the qualifications of the independent auditor’s senior personnel that are providing audit services to the Company, including: (i) the Audit Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; (ii) the Audit Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Audit Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Audit Committee, may impact the objectivity and independence of the independent auditor. If the Audit Committee determines that further inquiry is advisable, the Audit Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence. (iii) The Audit Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC. (iv) The Audit Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms and (v) the Audit Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

•	pre-approving, explicitly, the engagement of audit and permissible non-audit services provided to the Company by the independent auditor, except where pre-approval of audit and permissible non-audit services is not required under i) pre-approval policies and procedures established by the Audit Committee, provided, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities, or ii) other available exceptions under applicable SEC Rules. The Audit Committee may delegate to one (1) or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approvals are presented to the Audit Committee at a subsequent meeting

Other Powers and Responsibilities

•	discuss with management and the independent auditor the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to the public. The Audit Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need to take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

•	review all related party transactions on an ongoing basis and all such transactions must be approved by the Audit Committee.

•	discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

•	discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Audit Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

•	request assurances from management, the independent auditor and the Company’s internal auditors that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

•	discuss with management the Company’s policies with respect to risk assessment and risk management. The Audit Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

•	set clear hiring policies for employees or former employees of the Company’s independent auditor.

•	establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Audit Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

•	provide the Company with the Report of the Audit Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

•	the Audit Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Audit Committee determines is necessary or advisable to report to the Board.

•	perform, at least annually, an evaluation of the performance of the Audit Committee and its members, including a review of the Audit Committee’s compliance with this Charter.

•	review and reassess, at least annually, this Charter and submit any recommended changes to the Board for its consideration.

•	oversee compliance with SEC Rules for disclosure of the independent auditor’s services;

•	review management’s monitoring of compliance with the Foreign Corrupt Practices Act;

•	review the Company’s code of ethics for its principal executive and senior financial officers.

APPENDIX B

CHARTER FOR THE NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS

OF

MONOLITHIC POWER SYSTEMS, INC.

(Adopted on February 27, 2004)

1. PURPOSE

The purpose of the Nominating Committee (the “Committee”) of the Board of Directors of Monolithic Power Systems, Inc. (the “Company”) shall be to:

•	review the composition and evaluate the performance of the Board of Directors; select, or recommend for the selection of the Board of Directors, director nominees; and evaluate director compensation; and

•	review the composition of committees of the Board of Directors and recommend persons to be members of such committees.

In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

2. MEMBERSHIP AND ORGANIZATION

Composition. The Committee shall consist of no fewer than three (3) members of the Board of Directors. All members of the Committee shall be appointed and replaced by the Board of Directors, shall be independent of the Company and its affiliates, shall have no relationship to the Company or its affiliates that may interfere with the exercise of their independence, and shall otherwise be deemed “Independent Directors” as defined in Rule 4200 of the Nasdaq Stock Market, Inc. Marketplace Rules (the “Nasdaq Rules”). The Committee may form and delegate authority to subcommittees when appropriate. Any such subcommittee shall consist solely of Committee members.

Meetings. It is anticipated that the Committee will meet at least annually. The Committee may establish its own meeting schedule. Special meetings may be convened as required. The Committee may invite to its meetings other Directors, Company management and such other persons as the Committee deems appropriate in order to carry out its responsibilities. In performing its duties, the Committee shall have the authority to obtain advice, reports or opinions from internal or external legal counsel and expert advisors, including any search firm to be used to identify candidates for the Board of Directors.

The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Compensation. Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board of Directors.

3. RESPONSIBILITIES AND DUTIES

The responsibilities and duties of the Committee shall include:

Corporate Governance Generally

•	Develop principles of corporate governance and recommend them to the Board of Directors for its consideration and approval;

B-1

•	Periodically review this Charter and the Committee’s processes and procedures;

•	Review periodically the succession planning for the Chief Executive Officer and other executive officers, report its findings and recommendations to the Board of Directors, and work with the Board of Directors in evaluating potential successors to these executive management positions; and

•	Oversee compliance by the Board of Directors and its committees with applicable laws and regulations, including the Nasdaq Rules and regulations promulgated by the Securities and Exchange Commission.

Composition of the Board of Directors, Evaluation and Nominating Activities

•	Review the composition and size of the Board of Directors and determine the criteria for membership on the Board of Directors, which may include, among other criteria, issues of character, judgment, independence, diversity, age, expertise, corporate experience, length of service, other commitments and the like;

•	Conduct an annual evaluation of the Board of Directors as a whole and the Committee as a whole;

•	Identify, consider and select, or recommend for the selection of the Board of Directors, candidates to fill new positions or vacancies on the Board of Directors, and review any candidates recommended by stockholders, provided such recommendations are submitted in writing to the Secretary of the Company, include, among other things, the recommended candidate’s name, biographical data and qualifications, and such recommendations are otherwise made in compliance with the Company’s bylaws and its stockholder nominations and recommendations policy;

•	Evaluate the performance of individual members of the Board of Directors eligible for re-election, and select, or recommend for the selection of the Board of Directors, the director nominees by class for election to the Board of Directors by the stockholders at the annual meeting of stockholders; and

•	Evaluate director compensation, consulting with outside consultants and/or with the Human Resources department when appropriate, and make recommendations to the Board of Directors regarding director compensation.

Committees of the Board of Directors

•	Periodically review the composition of each committee of the Board of Directors and make recommendations to the Board of Directors for the creation of additional committees or the change in mandate or dissolution of committees; and

•	Recommend to the Board of Directors persons to be members of the various committees

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF MONOLITHIC POWER SYSTEMS, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held June 2, 2005

The undersigned hereby appoints Tim Christoffersen, with full power of substitution, to represent the undersigned, and to vote all of the shares of stock in Monolithic Power Systems, Inc. (the “Company”), a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 983 University Avenue, Building A, Los Gatos, California 95032, USA on Thursday, June 2, 2005, at 10:00 a.m., local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals set forth on the reverse side, and as more particularly described in the Proxy Statement of the Company dated May 2, 2005, (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company’s Annual Report for the fiscal year ended December 31, 2004.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE NOMINEES LISTED HEREIN, AND FOR PROPOSAL 2.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED. WILL BE VOTED “FOR” THE PROPOSALS

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PLEASE SEE REVERSE SIDE

ITEM 1. ELECTION OF DIRECTORS

To elect (2) directors to serve for the ensuing three year period and until their successors are duly elected and qualified.

FOR WITHHELD FOR ALL

Nominees:

01 Jim Jones

02 Umesh Padval

Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)

ITEM 2. To ratify the appointment of Deloitte & Touche LLP as independent registered public accountants of the Company for the fiscal year ending December 31, 2005.

FOR AGAINST ABSTAIN

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